UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):   December 28, 2016

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 300 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code     972-407-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders

On December 5, 2016, the Annual Meeting of Stockholders of New Concept Energy, Inc. ("NCE" or the "Issuer" or the "Registrant") was called to be held following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, each dated November 3, 2016, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. On the record date of October 31, 2016, a total of 1,946,935 shares of Common Stock and 559 shares of Series B Preferred Stock was outstanding, with each share entitled to cast one vote. On December 5, 2016, after the call to order, it was determined that fewer than the requisite properly executed and valid proxies to establish a quorum had been received prior to the meeting. The Chair of the meeting recessed the Annual Meeting until December 28, 2016, at 10:30 a.m. in order to allow further solicitation of proxies to at least achieve a necessary quorum, which is the presence in person or proxy of stockholders entitled to cast at least 973,747 votes. During the recess, management and members of the Board of Directors of the Issuer sought to obtain additional proxies covering, in number, at least the quorum.

At the reconvened meeting at 10:30 a.m. on Wednesday, December 28, 2016, proxies representing 1,279,285 shares appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the outstanding shares, 1,923,734 shares are held in CEDE accounts.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstentions (broker non-votes were not reported):

Name	# Votes For	# Votes Withheld	# Votes Abstained	Broker Non-votes
Gene S. Bertcher	130,511	2,538	21,793
James E. Huffstickler	102,275	30,774	21,793
Dan Locklear	99,336	33,713	21,793
Victor L. Lund	130,947	2,102	21,793
Raymond D. Roberts, Sr.	101,052	31,997	21,793

All of the nominees named above, each of which is currently a director of the Registrant, were elected at such Annual Meeting.

The only other matter presented at the Annual Meeting was the ratification of the appointment of Swalm & Associates, PC as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2016, and any interim period. A total of 1,254,711 votes were cast FOR, 9,451 votes were cast AGAINST, and 15,123 votes ABSTAINED from voting with respect to such proposal. There were no broker non-votes.

The Annual Meeting of the Board of Directors was held later on the same day, December 28, 2016. At such meeting, Gene S. Bertcher was reelected Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 29, 2016

NEW CONCEPT ENERGY, INC. By: /s/ Gene S. Bertcher Gene S. Bertcher, Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer